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                                                                      EXHIBIT 21

                SUBSIDIARIES AND AFFILIATES OF CATERPILLAR INC.
                           (as of December 31, 1998)


                                                                 Jurisdiction in
Name of Company                                                  which Organized
-----------------------------------------                        ---------------
Aceros Fundidos Internacionales LLC                                     Delaware
Advanced Filtration Systems Inc.                                        Delaware
Amur Machinery & Services Company                                         Russia
Anchor Coupling Inc.                                                    Delaware
Aquila Mining Systems Ltd.                                                Canada
Carter Machinery Company, Incorporated                                  Delaware
Caterpillar Agricultural Products Inc.                                  Delaware
   Caterpillar Claas America LLC                                        Delaware
   Claas Caterpillar Europe Verwaltungs GmbH                             Germany
      Claas Caterpillar Europe GmbH & Co. KG                             Germany
Caterpillar Americas Co.                                                Delaware
   Caterpillar Americas Funding Inc.                                    Delaware
   NOIL Participacoes e Comercio S.A.                                     Brazil
      Lion S.A.                                                           Brazil
Caterpillar Americas Services, Inc.                                     Delaware
Caterpillar Andes S.A.                                                     Chile
Caterpillar Asia Pacific Holding Inc.                                   Delaware
   Caterpillar (China) Investment Co., Ltd.                                China
      Asia Forge (Tianjin) Ltd.                                            China
      AsiaTrak (Tianjin) Ltd.                                              China
      Caterpillar Xuzhou Ltd.                                              China
   Caterpillar (HK) Limited                                            Hong Kong
      Shanxi International Casting Co. Ltd.                                China
   Caterpillar (Thailand) Limited                                       Thailand
   V-Trac Holdings Limited                                          Cook Islands
      V-Trac Infrastructure Development Company                          Vietnam
Caterpillar Asia Pte. Ltd.                                             Singapore
Caterpillar of Australia Ltd.                                          Australia
Caterpillar Brasil Ltda.                                                  Brazil
   Caterpillar Administracao e Participacoes S/C Ltda.                    Brazil
Caterpillar of Canada Ltd.                                                Canada
Caterpillar Commercial Holding S.A.                                  Switzerland
   Caterpillar Commercial SARL                                       Switzerland
Caterpillar Commercial LLC                                              Delaware
Caterpillar Commercial N.V.                                              Belgium
   Caterpillar Group Services N.V.                                       Belgium
   Hindustan Powerplus Limited                                             India
Caterpillar Commercial Services Ltd.                                      Canada

Exhibit 21
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
Caterpillar Corporativo Mexico, S. de R.L. de C.V.                                  Mexico
      Caterpillar Mexico, S.A. de C.V.                                              Mexico
         Inmobiliara Conek, S.A.                                                    Mexico
      Caterpillar Torreon S. de R.L. de C.V.                                        Mexico
      Caterpillar Servicios Mexico, S. de R.L. de C.V.                              Mexico
Caterpillar of Delaware, Inc.                                                     Delaware
   Caterpillar Industrial Products, Inc.                                          Delaware
      Nexus International Inc.                                                    Delaware
         Nexus International S.r.L.                                                  Italy
Caterpillar Elphinstone Pty. Ltd.                                                Australia
   Elphinstone Commercial Services Ltd.                                             Canada
Caterpillar Energy Company S.A.                                                  Guatemala
Caterpillar Export Limited                                               US Virgin Islands
Caterpillar Financial Services Corporation                                        Delaware
   Bio-energy Partners                                                            Illinois
   Caterpillar Credit Services Asia Pte. Ltd.                                    Singapore
   Caterpillar Finance France S.A.                                                  France
   Caterpillar Financial Australia Limited                                       Australia
   Caterpillar Financial Corporacion Financiera S.A., E.F.                           Spain
   Caterpillar Financial Funding Corporation                                        Nevada
   Caterpillar Financial Member Company                                           Delaware
      Caterpillar Financial Asset Sales Corporation                                 Nevada
   Caterpillar Financial Nordic Services A.B.                                       Sweden
   Caterpillar Financial Receivables Corporation                                    Nevada
   Caterpillar Financial Renting, S.A.                                               Spain
   Caterpillar Financial S.A. Arrendamento Mercantil                                Brazil
   Caterpillar Financial S.A. Credito, Financiamento e Investimento                 Brazil
   Caterpillar Financial Services CR, s.r.o.                                Czechoslovakia
   Caterpillar Financial Services Korea, Ltd                                         Korea
   Caterpillar Financial Services Limited                                           Canada
   Caterpillar Financial Services Malaysia Sdn Bhd                                Malaysia
   Caterpillar Financial Services Philippines Inc.                             Philippines
   Caterpillar Financial Services Poland Sp.z.o.o.                                  Poland
   Caterpillar Financial Services (UK) Limited                                     England
   Caterpillar Holding Germany GmbH                                                Germany
      Caterpillar Financial Services Verwaltungs-GmbH                              Germany
         Caterpillar Financial Services GmbH & Co. KG                              Germany
            Caterpillar Leasing GmbH (Leipzig)                                     Germany
      Caterpillar Vibra-Ram Verwaltungs-GmbH                                       Germany
         Caterpillar Vibra-Ram GmbH & Co., KG                                      Germany
      EDC European Excavator Design Center Verwaltungs-GmbH                        Germany
         EDC European Excavator Design Center GmbH & Co. KG                        Germany
      MaK Motoren Verwaltungs-GmbH                                                 Germany
         MaK Motoren GmbH & Co. KG                                                 Germany
            Germanischer Lloyd AG                                                  Germany
            Guangzhou MaK Diesel Engine Ltd.                                         China
            MaK Beteiligungs GmbH                                                  Germany


Exhibit 21
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
            Machinefabriek Bolier B.V.                                   Netherlands
              Financieringsmaatschappij Boiler B.V.                      Netherlands
               Diesel Sales and Services Merwedehaven B.V.               Netherlands
               Laminex V.o.F.                                            Netherlands
               MaK Netherlands B.V.                                      Netherlands
            MaK Americas (Canada) Inc.                                        Canada
               Canadia Diesel Power Inc.                                      Canada
            MaK Scandinavia A/S                                              Denmark
            MaK Wohnungsbau GmbH & Co. KG                                    Germany
      Perkins Motoren GmbH                                                   Germany
   Caterpillar International Bank Plc                                        Ireland
   Caterpillar International Finance plc                                     Ireland
   Caterpillar International Services Corporation                             Nevada
      Caterpillar International Services del Peru S.A.                          Peru
   Caterpillar Leasing Chile, S.A.                                             Chile
   Caterpillar Leasing (Thailand) Limited                                   Thailand
   Grupo Financiero Caterpillar Mexico, S.A. de C.V.                          Mexico
      Caterpillar Arrendadora Financiera, S.A. de C.V.                        Mexico
      Caterpillar Credito, S.A. de C.V.                                       Mexico
      Caterpillar Factoraje Financiero, S.A. de C.V.                          Mexico
      GFCM Servicios, S.A. de C.V.                                            Mexico
   MICA Energy Systems                                                      Michigan
Caterpillar Forest Products Inc.                                            Delaware
Caterpillar Holding (France) S.A.R.L.                                         France
   Caterpillar Logistics Services (France) SARL                               France
   MaK Mediterranee S.A.S.                                                    France
   Caterpillar Transmissions (France) SARL                                    France
   Moteurs Perkins S.A.                                                       France
Caterpillar Impact Products Limited                                   United Kingdom
Caterpillar Industrial Inc.                                                     Ohio
   Mitsubishi Caterpillar Forklift America Inc.                             Delaware
      FMS Equipment Rentals Inc.                                            Delaware
      Material Handling Associates, Inc.                                    Delaware
      Mitsubishi Caterpillar Forklift America de Argentina S.A.            Argentina
      Rapidparts Inc.                                                       Delaware
   Mitsubishi Caterpillar Forklift Asia Pte. Ltd.                          Singapore
   Mistubishi Caterpillar Forklift Europe B.V.                           Netherlands
Caterpillar Insurance Co. Ltd.                                               Bermuda
   Caterpillar Assurance Company Limited                         Grand Cayman Island
Caterpillar Insurance Services Corporation                                 Tennessee
Caterpillar International Leasing L.L.C.                                    Delaware
Caterpillar Investment Management Ltd.                                      Delaware
   Caterpillar Securities Inc.                                              Delaware
Caterpillar Logistics Services, Inc.                                        Delaware
   Caterpillar Logistics Services International N.V.                         Belgium
   Caterpillar Logistics N.V.                                                Belgium
   Caterpillar Logistics Services Spain, S.A.                                  Spain


Exhibit 21
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

Caterpillar Overseas Credit Corporation S.A.                                   Switzerland
Caterpillar Overseas S.A.                                                      Switzerland
   Caterpillar (Africa) (Proprietary) Limited                                 South Africa
   Caterpillar Asia Limited                                                      Hong Kong
   Caterpillar Belgium S. A.                                                       Belgium
   Caterpillar China Limited                                                     Hong Kong
   Caterpillar Commercial S.A.R.L.                                                  France
   Caterpillar Commerciale S.r.L.                                                    Italy
   Caterpillar France S.A.                                                          France
   Caterpillar Hungary Ltd.                                                        Hungary
   Caterpillar Logistics Services Limited                                          England
   Caterpillar MHI Marketing Ltd.                                                    Japan
   Mec-Track S.r.L.                                                                  Italy
      Mec-3 S.r.L.                                                                   Italy
   P.T. Natra Raya                                                               Indonesia
   Shin Caterpillar Mitsubishi Ltd.                                                  Japan
      Aishin Co.                                                                     Japan
      Akashi GS Co., Ltd.                                                            Japan
      Chugoku Caterpillar Mitsubishi Construction Equipment Sales, Ltd.              Japan
         Rex World Co., Ltd.                                                         Japan
         Top Try Co., Ltd.                                                           Japan
         Yeep Co.                                                                    Japan
      CM Custom Product Co., Ltd.                                                    Japan
      CM Human Services Co., Ltd.                                                    Japan
      CM Logistics Services Co., Ltd.                                                Japan
      CMEC Co., Ltd.                                                                 Japan
      Diamond Office Management Co., Ltd.                                            Japan
      Earthmoving Resources Corporation                                              Japan
      East Kanto Caterpillar Mitsubishi Construction Equipment Sales, Ltd.           Japan
         Clean World Co.                                                             Japan
         Takuma Co.                                                                  Japan
         Tone Lease Co.                                                              Japan
      Hama-rental Co.                                                                Japan
      Hokkaido Caterpillar Mitsubishi Construction Equipment Sales, Ltd.             Japan
         Shin Hokken Ltd.                                                            Japan
      Hokken Service Co.                                                             Japan
      Hokuriku Caterpillar Mitsubishi Construction Equipment Sales, Ltd.             Japan
         Akira Shoji Co., Ltd.                                                       Japan
         Dia Rental Hokuriku Co., Ltd.                                               Japan
         F. M. K. Co., Ltd.                                                          Japan
         RYOETSU Co., Ltd.                                                           Japan
      Itoh Tekkosho Co., Ltd.                                                        Japan
      Kinki Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                Japan
         Rental Sanwa Co., Ltd.                                                      Japan
         Space Attack Co., Ltd.                                                      Japan
      K-Lea Co., Ltd.                                                                Japan
      Kyoei Co.                                                                      Japan

Exhibit 21
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
      Machida Kiko Co., Ltd.                                                         Japan
      Nihon Kenki Lease Co., Ltd.                                                    Japan
      Rega Kyushu Co., Ltd.                                                          Japan
      Sagakiko-shokai Co., Ltd.                                                      Japan
      Sagami GS Co., Ltd.                                                            Japan
      SCM Operator Training Co., Ltd.                                                Japan
      SCM Shoji Co., Ltd.                                                            Japan
      SCM System Service Co., Ltd.                                                   Japan
      Sowa System Co.                                                                Japan
      Tokai Caterpillar Mitsubishi Construction Equipment Sales, Ltd.                Japan
         Seiryo Co., Ltd.                                                            Japan
      Tokuden Co.                                                                    Japan
      Tokyo Rental Co., Ltd.                                                         Japan
         Osaka Rental Co., Ltd.                                                      Japan
      Tunnel Rental Co., Ltd.                                                        Japan
      Unix Inc.                                                                      Japan
      West Kanto Caterpillar Mitsubishi Construction Equipment Sales, Ltd.           Japan
         Aiwa Co., Ltd.                                                              Japan
         Nagano Kouki Co., Ltd.                                                      Japan
         Sanko Rental Co.                                                            Japan
   Solar Turbines Canada Ltd./Ltee.                                                 Canada
   Solar Turbines Europe S.A.                                                      Belgium
     Solar Turbines Overseas Pension Scheme Trustees Limited                      Guernsey
     Solar Turbines Services Nigeria Limited                                       Nigeria
   Tractor Engineers Limited                                                         India
Caterpillar Paving Products Inc.                                                  Oklahoma
   Caterpillar Materiels Routiers S.A.                                              France
Caterpillar Poland sp. zo.o.                                                        Poland
Caterpillar Power India Private Limited                                              India
Caterpillar Power Systems Inc.                                                    Delaware
Caterpillar Power Ventures Corporation                                            Delaware
   Caterpillar Power Ventures International, Ltd.                                  Bermuda
     Caterpillar Power Ventures International Mauritius Ltd.                     Mauritius
Caterpillar Redistribution Services Inc.                                          Delaware
   DUECOSA Limited                                                         Channel Islands
   Caterpillar Redistribution Services SARL                                    Switzerland
Caterpillar Rental Services Network Inc.                                          Delaware
Caterpillar Service Center                                                          Russia
Caterpillar Services Limited                                                      Delaware
Caterpillar Tosno                                                                   Russia
Caterpillar (U.K.) Limited                                                         England
   Brown Group Holdings Limited                                          England and Wales
      Archer Components Limited                                                    England
      Artix Aviation Limited                                                       England
      Automotive Development Centre Limited                                        England
      Caterpillar Peterlee Limited                                                 England
      Caterpillar Stockton Limited                                       England and Wales


Exhibit 21
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
      D. J. Industries Limited                                           England
   Caterpillar EPG Limited                                     England and Wales
   Caterpillar Logistics Services (UK) Limited                 England and Wales
   Caterpillar Skinningrove Limited                            England and Wales
   MaK (London) Limited                                           United Kingdom
   Memorygraph Company Limited                                           England
   Perkins Engines Company Ltd.                                England and Wales
      Perkins Engines (Australia) Pty. Ltd.                            Australia
      Perkins Engines (Far East) Pty. Ltd.                             Singapore
      Perkins Pension Trust Limited                            England and Wales
      Perkins Executive Pension Trust Limited                  England and Wales
   Systemjoin Limited                                          England and Wales
   Turner Powertrain Systems Limited                                     England
Caterpillar Waco Inc.                                                   Delaware
Caterpillar World Trading Corporation                                   Delaware
Caterpillar Work Tools Canada Ltd.                                        Canada
Caterpillar Work Tools, Inc.                                              Kansas
Cyclean, Inc.                                                           Delaware
Depositary (Bermuda) Limited                                             Bermuda
F.G. Wilson, L.L.C.                                                     Delaware
   F.G. Wilson (Engineering) Limited                            Northern Ireland
      Everton Engineering (N.I.) Limited                        Northern Ireland
      F.G. Wilson Australia PTY Limited                                Australia
      F.G. Wilson Engineering (Dublin) Limited                           Ireland
      F.G. Wilson (Engineering) HK Limited                             Hong Kong
      F.G. Wilson Engineering Vertriebs-GmbH                             Germany
      F.G. Wilson Incorporated                                          Delaware
      F.G. Wilson (Proprietary) Limited                             South Africa
      F.G. Wilson S.A.                                                    France
      F.G. Wilson Singapore Pte Limited                                Singapore
      F.G. Wilson Technology India Pvt. Ltd.                               India
      Genrent Limited                                           Northern Ireland
   F.G. Wilson (USA) LLC                                                Delaware
Heartland Community Development Corporation                       Not-for-Profit
Hydropro S.r.l.                                                            Italy
Kato Engineering Inc.                                                   Delaware
Leo, Inc.                                                             Washington
   Vanguard Hydraulic Pipelayer, Inc.                                 Washington
Lexington Real Estate Holding Corporation                               Delaware
MaK Americas (USA) Inc.                                                 Illinois
Material Handling Crane Systems, Inc.                                       Ohio
   Buckeye Iron Works Company                                               Ohio
Mincom Pty Ltd.                                                        Australia
Peoria Medical Research Corporation                                     Illinois
Perkins Engines Inc.                                                    Maryland
   Perkins Engines (Latin America) Inc.                                 Delaware
   Perkins Technology Inc.                                              Delaware

Exhibit 21
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
Rapisarda Industries SrL                                                   Italy
Solar Turbines Incorporated                                             Delaware
   OTSG, Inc.                                                           Delaware
   Solar Turbines International Company                                 Delaware
      Energy Services International Group, Ltd.                         Delaware
      ESI do Brasil Ltda.                                                 Brazil
      Energy Services International Limited                              Bermuda
      P. T. Solar Services Indonesia                                   Indonesia
      Servtech Limited                                                   Ireland
      Turboservices Sdn. Bhd.                                           Malaysia
   Solar Turbines Services Company                                    California
   Turbinas Solar de Venezuela, C.A.                                   Venezuela
   Turbinas Solar S.A. de C.V.                                            Mexico
   Turbo Tecnologia de Reparaciones S.A. de C.V.                          Mexico
STI Capital Company                                                     Delaware
Tecnologia Modificada S.A. de C.V.                                        Mexico
UNOC Equipment and Supply, L.L.C.                                       Delaware
   UNOC Equipment and Supply                                              Russia
VALA CV                                                              Netherlands
VALA Inc.                                                               Delaware
    VALA (UK) LP                                                  United Kingdom
VALA LLC                                                                Delaware
Varity International Inc.                                               Delaware
    Perkins Holdings Limited                                            Delaware
      Perkins Group Limited                                    England and Wales
         Dorman Diesels Limited                                England and Wales
         F. Perkins Limited                                    England and Wales
         Motores Perkins S.A.                                             Mexico
         Motori Perkins S.P.A.                                             Italy
         Perkins do Brazil Comercial Ltda.                                Brazil
         Perkins Engines Tianjin Company Limited                           China
         Perkins Engines Eastern (Singapore) Pte. Ltd.                 Singapore
         Perkins Engines Group Limited                         England and Wales
             Perkins Argentina S.A.                                    Argentina
         Perkins Engines Leasing Limited                       England and Wales
         Perkins Limited                                       England and Wales
             Motores Diesel Andino S.A.                                     Peru
         Perkins Power Sales & Service Limited                 England and Wales
         Perkins Shibaura Engines Limited                      England and Wales
         Stylealpha Ltd.                                          United Kingdom
Veratech Holding B.V.                                                Netherlands
    Heroco B.V.                                                      Netherlands
    Metaalwarenfabriek A.P. Verachtert B.V.                          Netherlands
    Verachtert GmbH                                                      Germany
    Veratech GmbH                                                        Germany
Wright Equipment Company (Proprietary) Limited                      South Africa

Exhibit 21
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